UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported) February 8, 2005

                                 MediaBay, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Florida
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                 (State or Other Jurisdiction of Incorporation)

         1-13469                                    65-0429858
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(Commission File Number)                 (IRS Employer Identification No.)

2 Ridgedale Avenue, Cedar Knolls, New Jersey                 07927
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  (Address of Principal Executive Offices)                (Zip Code)

                                 (973) 539-9528
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              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

ITEM 2.03. CREATION OF A DIRECT FINANCIAL  OBLIGATION OR AN OBLIGATION UNDER AN
           OFF-BALANCE SHEET ARRANGEMENT OF REGISTRATION

ITEM 3.02. UNREGISTERED SALES OF EQUITY SECURITIES

      On February 8, 2004, MediaBay, Inc. (the "Company") entered into a letter agreement further amending the Securities Purchase Agreement (the "Purchase Agreement") dated as of October 11, 2004, as amended, by and among the purchasers named therein (the "Purchasers"), pursuant to which the Purchase Agreement was amended to extend the date by which the Company shall file a registration statement covering the securities issued to the Purchasers pursuant to the Purchase Agreement (the "Registration Statement") to May 1, 2005 (the "Extension"). As consideration for the Extension, the Company issued to the Purchasers an aggregate of 119,048 shares of its Common Stock (the "January Shares"), based on the last sale price of the Common Stock on February 8, 2005 of $0.84. If the last sale price of the Common Stock on the date the Registration Statement is declared effective by the Securities and Exchange Commission (the "Effective Date") is below $0.75, the Company is required to pay to the Purchasers an aggregate of $250,000 less the value of the January Shares on the Effective Date in cash or in shares of Common Stock, at the Purchasers' option, subject to the Company obtaining the necessary consents, approvals, votes and waivers required (i) under its existing credit agreement and outstanding indebtedness in effect on February 8, 2005 and (ii) from the holders of the existing series of preferred stock of the Company (the "Consents"). The Company also granted the Purchasers the right (the "Put Right") to require the Company to purchase an aggregate of 200,000 shares of the Common Stock issued to the Purchasers at a price of $3.00 per share if, at any time prior to the Effective Date, the last sale price of the Common Stock is above $4.00 per share, subject to the Company obtaining the Consents. The Company's maximum potential obligation under the Put Right is $600,000.

      The January Shares were issued to the purchasers without registration under the Securities Act of 1933, as amended (the "Act"), in reliance upon the exemptions from registration provided under 4(2) of the Act. The issuances did not involve any public offering; the Company made no solicitation in connection with the transactions other than communications with the purchasers; the Purchasers either received or had access to adequate information about the Company in order to make informed investment decisions; the Company reasonably believed that the purchasers were sophisticated within the meaning of Section 4(2) of the Act; and the January Shares were issued with restricted securities legends. No underwriting discounts or commissions were paid in conjunction with the issuances.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  MediaBay, Inc.
                                  (Registrant)


                                  By: /s/ John F. Levy
                                      -----------------------------------------
                                      John Levy
                                      Vice Chairman and Chief Financial Officer

Date:  February 11, 2005


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